EXHIBIT 10.32

                         AMENDMENT AND JOINDER AGREEMENT

      THIS AMENDMENT AND JOINDER AGREEMENT ("Amendment") is executed this 5th day of November, 1998 and is effective as of the 30th day of September, 1998, among TEARDROP GOLF COMPANY ("TearDrop"), TOMMY ARMOUR GOLF COMPANY ("Armour"), TEARDROP RAM GOLF COMPANY ("Ram"), TEARDROP ACQUISITION CORP. ("Acquisition"; TearDrop, Armour, Ram and Acquisition shall be referred to individually herein as a "Borrower" and collectively as "Borrowers") and FIRST UNION NATIONAL BANK (successor by merger to CORESTATES BANK, N.A.) ("Lender"). All terms capitalized but not defined herein shall have the meanings given to such terms in the Agreement (as such term is hereinafter defined).

                                   BACKGROUND

      A. The Borrowers (excluding Ram and Acquisition) and Lender entered into a certain Loan and Security Agreement dated as of November 10, 1997 (as amended from time to time, the "Agreement") pursuant to which Lender made available to the Borrowers the revolving credit facility described therein. Ram was added as a Borrower pursuant to a Consent and Joinder Agreement dated as of December 29, 1997.

      B. Pursuant to Section 6.18 of the Agreement, Borrowers are not permitted to, among other things, create any Subsidiary. Borrowers have requested that Lender consent to the creation of Acquisition by TearDrop. Borrowers have also asked Lender to amend certain financial covenants and otherwise amend the Agreement as set forth herein. Subject to the terms and conditions set forth herein, Lender is willing to consent to the formation of Acquisition and to amend the Agreement as set forth herein.

      NOW, THEREFORE, the parties agree as follows, intending to be legally bound.

      1. The Agreement is hereby amended as follows:

            (a) The definition of "Borrowing Base" contained in Section 1.1 of the Agreement is hereby amended in its entirety to read as follows:

      "Borrowing Base" at any time means the sum of (A) 70% of Borrowers' Qualified Accounts at such time, plus (B) 60% of Borrowers' Qualified Inventory at such time, plus (C) from November 5, 1998 through June 30, 1999, the Value of Real Estate.

            (b) Section 1.1 of the Agreement is hereby amended to incorporate the following definitions which shall read as follows:

      "Illinois Property" means the real property and improvements thereon located at 8350 North Lehigh Avenue in Morton Grove, Illinois.

      "Value of Real Estate" means (A) from November 5, 1998 through the date prior to the satisfactory completion of the appraisal ordered by Lender on the Illinois Property, Two Million Dollars ($2,000,000.00) and, (B) from and after the completion of the appraisal ordered by Lender on the Illinois Property, the lesser of (1) Two Million Dollars ($2,000,000.00) or (2) 75% of the appraised value of the Illinois Property.
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            (c) Section 6.5 of the Agreement is hereby amended in its entirety to read as follows:

      SECTION 6.5 Minimum Tangible Net Worth. Borrowers shall maintain a Tangible Net Worth of not less than $10,000,000.00 prior to December 31, 1998 and $11,000,000.00 from and after December 31, 1998.

            (d) Section 6.6 of the Agreement is hereby amended in its entirety to read as follows:

      SECTION 6.6 Leverage Ratio. Borrowers shall maintain a Leverage Ratio at all times of not greater than the following during the following periods:

      Period                                                Leverage Ratio
      ------                                                --------------
      as of September 30, 1998                                  3.0:1.0
      from October 1, 1998 through June 30, 1999                4.0:1.0
      from and after July 1, 1999                               3.0:1.0

            (e) Each and every reference to the term "Borrower" in the Agreement shall be deemed to include Acquisition from and after the effective date of this Amendment.

      2. Acquisition hereby: (a) shall be, become and is a Borrower under, in accordance with and subject to the terms and conditions of the Agreement; (b) joins in and agrees to be bound by and to perform in accordance with the terms of the Agreement; (c) confirms that Acquisition and the other Borrowers are jointly and severally liable to Lender for all the Liabilities; (d) hereby pledges, transfers, assigns and delivers and grants to Lender a lien on and security interest in and to the Collateral, and (e) confirms the truth and accuracy of the representations and warranties in the Agreement as of the date hereof insofar as they relate to it.

      3. Acquisition hereby agrees to deliver to Lender within twenty (20) days of the execution hereof such UCC-1 financing statements and other documents and agreements as Lender may request to perfect its interest in the Collateral owned by Acquisition. Borrowers hereby agree that failure to deliver such agreements within twenty (20) days of execution hereof shall constitute an Event of Default under the Agreement.

      4. Borrowers hereby agree to deliver within fourteen (14) days of the date hereof, the following:

            (a) a mortgage or deed of trust on the Illinois Property duly executed by the owner of the Illinois Property and in form and substance acceptable to Lender;

            (b) a lien search on the Illinois Property showing no liens and encumbrances on the Illinois Property other than those acceptable to Lender;

            (c) flood insurance for the Illinois Property or evidence that the Illinois Property is not in a flood zone;


                                      -2-
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            (d) a metes and bounds description of the Illinois Property;

            (e) a copy of an all risk casualty insurance policy (or insurance binder and certificate of insurance) in an amount equal to 100% of the replacement value of all improvements on the Illinois Property, in form and substance satisfactory to Lender containing a loss payable clause entitling Lender to receive any and all proceeds of any insured casualty; and

            (f) such other instruments and documents as Lender may reasonably request to effectuate the purposes of this Amendment and the Agreement.

      5. Borrowers represent and warrant to Lender that:

            (a) Except as set forth on Schedule 1 attached hereto, the representations and warranties set forth in Article V of the Agreement are true and correct in all material respects as of the date hereof; and

            (b) After giving effect hereto, no Default or Event of Default has occurred or is continuing, excluding such Defaults or Events of Default waived in writing by Lender prior to the date hereof.

      6. The indebtedness evidenced by the Agreement and the Note shall continue to be secured as set forth in the Agreement.

      7. This Amendment contains all of the modifications to the Agreement. No further modifications shall be deemed effective, unless in writing executed by the parties hereto.

      8. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lender under the Agreement, nor constitute a waiver of any Default or Event of Default or any provision of the Agreement.

      9. This Amendment shall be construed and enforced in accordance with the laws of the State of New Jersey.

      10. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart.

      11. Lender hereby consents to the creation of Acquisition. This consent should not be construed to waive Lender's rights under Section 6.18 of the Loan Agreement other than as specifically provided herein. In accordance with Section
6.18 of the Loan Agreement, no further Subsidiaries (other than expressly permitted hereby) may be formed without Lender's prior written consent.

      IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                          TEARDROP GOLF COMPANY

                                          By: /s/ Rudy A. Slucker
                                             -----------------------------------
                                             Name:  Rudy A. Slucker
                                             Title: President


                                          TOMMY ARMOUR GOLF COMPANY

                                          By: /s/ Rudy A. Slucker
                                             -----------------------------------
                                             Name:  Rudy A. Slucker
                                             Title: President


                                          TEARDROP RAM GOLF COMPANY

                                          By: /s/ Rudy A. Slucker
                                             -----------------------------------
                                             Name:  Rudy A. Slucker
                                             Title: President


                                          TEARDROP ACQUISITION CORP.

                                          By: /s/ Rudy A. Slucker
                                             -----------------------------------
                                             Name:  Rudy A. Slucker
                                             Title: President


                                          FIRST UNION NATIONAL BANK
                                          (successor by merger to CORESTATES
                                          BANK, N.A.)

                                          By: /s/ John Rooney
                                             -----------------------------------
                                             Name:  John Rooney
                                             Title: Senior Vice President